SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

                       Pursuant to Section 13 or 15 (d)
                   of the Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported)           November 13, 2001
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                        JACKSONVILLE BANCORP, INC.
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         TEXAS                   0 - 28070                     75-2632781
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(State of Incorporation)     (Commission File No.)              (IRS No)



    COMMERCE AND NECHES STREET     JACKSONVILLE, TEXAS            75766
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(Address of Principal Executive Offices)                        (Zip Code)



                               (903) 586-9861
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            (Registrant's Telephone Number, Including Area Code)



                              NOT APPLICABLE
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       (Former Name or Former Address, If Changed Since Last Report)



Item 5.   Other Events

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits:

               (99) Press Release, dated November 13, 2001

























                                  SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                              JACKSONVILLE BANCORP, INC.



Date: November 13, 2001                   By: /s/ Jerry Chancellor
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                                              Jerry Chancellor
                                              President